Exhibit 99.2



                                    Exhibit A

                              Schedule of Advances

                                        Amount of
           Date                          Advance
     ----------------                 ------------
      October 7, 2005                $  400,000.00
     November 4, 2005                   700,000.00
     January 24, 2006                   250,000.00
     February 2, 2006                   625,000.00
     February 8, 2006                   750,000.00
     February 22, 2006                  865,000.00
       March 8, 2006                  1,015,000.00
      March 22, 2006                    766,834.56
      March 23, 2006                    123,165.44
      April 12, 2006                    415,000.00
        May 4, 2006                     940,000.00
       May 23, 2006                     835,000.00
                                     -------------
           Total                     $7,685,000.00
                                     =============



(Exhibit A as amended effective May 23, 2006)               /s/HMJ
                                                         (Initials)